SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_______________________________

Date of Report: January 28, 2003

LODGIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14537	52-2093696

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3445 Peachtree Road, N.E
Suite 700, Atlanta, Georgia	30326

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(404) 364-9400

Item 5. Other Events

     On January 28, 2003, Lodgian, Inc. (“the Company”) issued a press release, announcing that the Company’s new common and preferred stocks had been approved for listing on the American Stock Exchange.

     A copy of the press release is filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

     99.1 Lodgian, Inc. Press Release, dated January 28, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lodgian, Inc.

	By:	/s/ Richard Cartoon Name: Richard Cartoon Title: Executive Vice President and Chief Financial Officer

Date: January 28, 2003

EXHIBIT INDEX

Item No.

99.1    Lodgian, Inc. Press Release, dated January 28, 2003.